                                   EXHIBIT 99

                                                                   EXHIBIT (99)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Three Months Ended December 31, 1999
                                          -----------------------------------------------------------------------------------------
                                                            Investment          Corporate
(In millions)                                                  Banking            Banking    International     Other          Total
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL MARKETS
Income statement data
  Net interest income                                        $   53                  320              35          --           408
  Provision for loan losses                                       6                   63              --          --            69
  Fee and other income                                          460                   43              52         (72)          483
  Noninterest expense                                           222                  113              60          --           395
  Income tax expense                                            101                   71              11         (72)          111
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $  184                  116              16          --           316
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                      43.56 %              12.14           10.23          --         20.48
  Average loans, net                                         $6,718               33,216           4,903          --        44,837
  Average deposits                                            4,766                5,501           4,415          --        14,682
  Average attributed stockholders'
    equity (b)                                               $1,669                3,800             665          --         6,134
===================================================================================================================================

                                             Retail
                                        Brokerage &          Wealth
                                          Insurance         & Trust             Mutual              CAP
(In millions)                              Services        Services              Funds          Account       Other           Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                     $   38                56                  (2)                62         --           154
  Provision for loan losses                   --                --                  --                 --         --            --
  Fee and other income                       452               188                 125                 34        (26)          773
  Noninterest expense                        401               135                  50                 35         --           621
  Income tax expense                          34                41                  28                 23        (10)          116
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                              $   55                68                  45                 38        (16)          190
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                   35.72 %           57.91               86.74              73.88         --         53.31
  Average loans, net                      $    1             3,896                  --                 --         --         3,897
  Average deposits                            --             5,862                  --             14,245         --        20,107
  Average attributed stockholders'
    equity (b)                            $  612               458                 169                200        (33)        1,406
===================================================================================================================================
                                                                                     Home
                                                                                 Equity &
                                                              First                   The                         Retail
                                                              Union                 Money           Credit        Branch
(In millions)                                              Mortgage                 Store            Cards      Products     Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                        $  13                    137             45            626        821
  Provision for loan losses                                     --                     21             35             17         73
  Fee and other income                                          44                     30             83            213        370
  Noninterest expense                                           54                    196             59            618        927
  Income tax expense                                             1                    (19)            13             78         73
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $   2                    (31)            21            126        118
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                      8.44 %                (9.64)         17.01          26.69      12.68
  Average loans, net                                         $ 440                 12,685          1,689         10,410     25,224
  Average deposits                                             900                    243             15         66,856     68,014
  Average attributed stockholders'
    equity (b)                                               $  65                  1,263            482          1,881      3,691
===================================================================================================================================


                                                                    (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Three Months Ended December 31, 1999
                                     ----------------------------------------------------------------------------------------------

                                                               Small                                Real      Cash Mgt. &
                                                            Business                              Estate          Deposit
(In millions)                                                Banking            Lending          Banking         Services    Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                       $    20                    59               43          226        348
  Provision for loan losses                                       1                    12                5           --         18
  Fee and other income                                           --                    --               --          140        140
  Noninterest expense                                            12                    54               17          192        275
  Income tax expense                                              2                    (7)               8           67         70
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                $     5                    --               13          107        125
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                       9.85 %                  --            11.48        62.02      22.16
  Average loans, net                                        $ 2,756                14,615            8,741           --     26,112
  Average deposits                                               --                    --               --       22,536     22,536
  Average attributed stockholders'
    equity (b)                                              $   162                   924              450          688      2,224
===================================================================================================================================
                                     Capital     Capital     First Union                                       Treasury/
(In millions)                        Markets         Mgt.     Securities           Consumer       Commercial     Nonbank     Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (c)
Income statement data
  Net interest income                $   408         154        562                   821              348           214      1,945
  Provision for loan losses               69          --         69                    73               18            13        173
  Fee and other income                   483         773      1,256                   370              140            71      1,837
  Noninterest expense                    395         621      1,016                   927              275           142      2,360
  Income tax expense                     111         116        227                    73               70            37        407
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                316         190        506                   118              125            93        842
  After-tax merger-related and
    restructuring charges                 --          --         --                    --               --             4          4
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges            $   316         190        506                   118              125            97        846
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity               20.48 %     53.31      26.62                 12.68            22.16         11.91      19.78
  Average loans, net                 $44,837       3,897     48,734                25,224           26,112        31,149    131,219
  Average deposits                    14,682      20,107     34,789                68,014           22,536        11,641    136,980
  Average attributed stockholders'
    equity (b)                       $ 6,134       1,406      7,540                 3,691            2,224         3,231     16,686
===================================================================================================================================

                                                                    (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Three Months Ended September 30, 1999
                                          -----------------------------------------------------------------------------------------
                                                            Investment          Corporate
(In millions)                                                  Banking            Banking    International     Other          Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                        $   54                   291             30             --        375
  Provision for loan losses                                      19                    48             --             --         67
  Fee and other income                                          330                    33             53            (22)       394
  Noninterest expense                                           192                    87             48             --        327
  Income tax expense                                             59                    71             13            (22)       121
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $  114                   118             22             --        254
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                      31.41 %               13.50          13.40             --      18.14
  Average loans, net                                         $7,037                31,015          4,828             --     42,880
  Average deposits                                            4,422                 5,218          3,805             --     13,445
  Average attributed stockholders'
    equity (b)                                               $1,436                 3,450            637             --      5,523
===================================================================================================================================
                                                Retail
                                           Brokerage &        Wealth
                                             Insurance       & Trust              Mutual              CAP
(In millions)                                 Services      Services               Funds          Account     Other           Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                        $  20              55                  --                 53         --           128
  Provision for loan losses                     --              --                  --                 --         --            --
  Fee and other income                         229             172                 118                 30        (25)          524
  Noninterest expense                          193             115                  51                 30         --           389
  Income tax expense                            22              43                  25                 20         (9)          101
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                 $  34              69                  42                 33        (16)          162
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     42.85 %         63.84               78.74              76.78         --         61.29
  Average loans, net                         $  --           3,765                  --                 --         --         3,765
  Average deposits                              --           5,699                  --             14,302         --        20,001
  Average attributed stockholders'
    equity (b)                               $ 324             426                 162                168        (31)        1,049
===================================================================================================================================
                                                                                     Home
                                                                                 Equity &
                                                              First                   The                         Retail
                                                              Union                 Money           Credit        Branch
(In millions)                                              Mortgage                 Store            Cards      Products     Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                        $   19                   143             53            620        835
  Provision for loan losses                                      --                    20             35             22         77
  Fee and other income                                           41                   (29)            99            212        323
  Noninterest expense                                            53                   147             49            611        860
  Income tax expense                                              3                   (20)            26             76         85
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $    4                   (33)            42            123        136
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                      21.06 %               (9.27)         34.88          26.25      14.08
  Average loans, net                                         $  464                11,910          2,115         10,582     25,071
  Average deposits                                            1,214                   295              9         68,176     69,694
  Average attributed stockholders'
    equity (b)                                               $   77                 1,410            474          1,849      3,810
===================================================================================================================================

                                                                    (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Three Months Ended September 30, 1999
                                            ---------------------------------------------------------------------------------------

                                                               Small                                Real      Cash Mgt. &
                                                            Business                              Estate          Deposit
(In millions)                                                Banking            Lending          Banking         Services     Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                        $   21                    60             45            230        356
  Provision for loan losses                                       1                     9              5             --         15
  Fee and other income                                           --                    --             --            144        144
  Noninterest expense                                            10                    46             14            173        243
  Income tax expense                                              4                    (3)            10             77         88
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $    6                     8             16            124        154
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                      15.22 %                3.01          13.52          74.43      26.31
  Average loans, net                                         $2,792                15,152          8,629             --     26,573
  Average deposits                                               --                    --             --         22,422     22,422
  Average attributed stockholders'
    equity (b)                                               $  167                 1,041            455            663      2,326
===================================================================================================================================
                                     Capital    Capital      First Union                                      Treasury/
(In millions)                        Markets       Mgt.       Securities           Consumer    Commercial       Nonbank       Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (c)
Income statement data
  Net interest income               $   375         128         503                  835              356           188       1,882
  Provision for loan losses              67          --          67                   77               15            16         175
  Fee and other income                  394         524         918                  323              144            55       1,440
  Noninterest expense                   327         389         716                  860              243           121       1,940
  Income tax expense                    121         101         222                   85               88            10         405
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges               254         162         416                  136              154            96         802
  After-tax merger-related and
    restructuring charges                --          --          --                   --               --            --          --
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges           $   254         162         416                  136              154            96         802
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity              18.14 %     61.29       25.11                14.08            26.31         14.70       20.47
  Average loans, net                $42,880       3,765      46,645               25,071           26,573        29,045     127,334
  Average deposits                   13,445      20,001      33,446               69,694           22,422         7,862     133,424
  Average attributed stockholders'
    equity (b)                      $ 5,523       1,049       6,572                3,810            2,326         2,591      15,299
===================================================================================================================================


                                                                    (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Three Months Ended June 30, 1999
                                                           ------------------------------------------------------------------------
                                                           Investment        Corporate
(In millions)                                                 Banking          Banking     International        Other         Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                      $       70              292                47           --           409
  Provision for loan losses                                        17               44                --           --            61
  Fee and other income                                            284               42                51          (27)          350
  Noninterest expense                                             188              100                49           --           337
  Income tax expense                                               47               71                19          (27)          110
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                               $      102              119                30           --           251
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        31.76 %          13.64             18.50           --         18.49
  Average loans, net                                       $    7,231           31,503             4,516           --        43,250
  Average deposits                                              4,872            5,237             4,539           --        14,648
  Average attributed stockholders'
    equity (b)                                             $    1,287            3,517               651           --         5,455
===================================================================================================================================

                                            Retail
                                       Brokerage &             Wealth
                                         Insurance            & Trust            Mutual              CAP
(In millions)                             Services           Services             Funds          Account         Other        Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                  $        20                 54                1                46           --           121
  Provision for loan losses                     --                 (1)              --                --           --            (1)
  Fee and other income                         234                169              111                29          (22)          521
  Noninterest expense                          206                126               66                31           --           429
  Income tax expense                            18                 37               17                17           (8)           81
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                           $        30                 61               29                27          (14)          133
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     35.88 %            57.33            44.10             73.32           --         51.06
  Average loans, net                   $        --              3,757               --                --           --         3,757
  Average deposits                              --              5,743               --            14,096           --        19,839
  Average attributed stockholders'
    equity (b)                         $       333                421              158               149          (28)        1,033
===================================================================================================================================


                                                                                  Home
                                                                              Equity &
                                                                First              The                         Retail
                                                                Union            Money            Credit       Branch
(In millions)                                                Mortgage            Store             Cards     Products         Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                      $       22              139                62          609           832
  Provision for loan losses                                        --               17                40           20            77
  Fee and other income                                            109              115               108          212           544
  Noninterest expense                                              65              153                62          612           892
  Income tax expense                                               25               32                26           72           155
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                               $       41               52                42          117           252
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                       127.62 %          15.03             36.50        25.91         26.67
  Average loans, net                                       $      475           11,881             2,564       16,570        31,490
  Average deposits                                              1,332               66                 9       70,364        71,771
  Average attributed stockholders'
    equity (b)                                             $      129            1,396               467        1,809         3,801
===================================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

------------------------------------------------------------------------------------------------------------------
                                                                                  Three Months Ended June 30, 1999
                                            ----------------------------------------------------------------------
                                                                Small                   Real  Cash Mgt.&
                                                             Business                 Estate     Deposit
(In millions)                                                 Banking    Lending     Banking    Services     Total
------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                        $     22         63          45         210       340
  Provision for loan losses                                         1         14           7          --        22
  Fee and other income                                             --         --          --         138       138
  Noninterest expense                                              10         58          17         182       267
  Income tax expense                                                4        (10)          8          64        66
------------------------------------------------------------------------------------------------------------------
  Net income                                                 $      7          1          13         102       123
------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        16.23 %     0.32       11.27       65.30     22.32
  Average loans, net                                         $  2,751     14,352       8,528          --    25,631
  Average deposits                                                 --         --          --      22,536    22,536
  Average attributed stockholders'
    equity (b)                                               $    170        952         472         633     2,227
==================================================================================================================


                                     Capital   Capital    First Union                           Treasury/
(In millions)                        Markets      Mgt.     Securities   Consumer  Commercial      Nonbank    Total
------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (c)
Income statement data
  Net interest income                $   409       121            530        832         340         143     1,845
  Provision for loan losses               61        (1)            60         77          22          21       180
  Fee and other income                   350       521            871        544         138         153     1,706
  Noninterest expense                    337       429            766        892         267         128     2,053
  Income tax expense                     110        81            191        155          66          33       445
------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                251       133            384        252         123         114       873
  After-tax merger-related and
    restructuring charges                 --        --             --         --          --          --        --
------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges            $   251       133            384        252         123         114       873
------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity               18.49 %   51.06          23.74      26.67       22.32       14.36     21.94
  Average loans, net                 $43,250     3,757         47,007     31,490      25,631      27,024   131,152
  Average deposits                    14,648    19,839         34,487     71,771      22,536       4,998   133,792
  Average attributed stockholders'
    equity (b)                       $ 5,455     1,033          6,488      3,801       2,227       3,185    15,701
==================================================================================================================


                                                                     (Continued)
                                        6

BUSINESS SEGMENTS (a)

------------------------------------------------------------------------------------------------------------
                                                                           Three Months Ended March 31, 1999
                                       ---------------------------------------------------------------------
                                                  Investment  Corporate
(In millions)                                        Banking    Banking   International     Other      Total
------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                               $     57        276              47        --        380
  Provision for loan losses                               21         34              --        --         55
  Fee and other income                                   402         61              48       (28)       483
  Noninterest expense                                    214        107              54        --        375
  Income tax expense                                      78         73              16       (28)       139
------------------------------------------------------------------------------------------------------------
  Net income                                        $    146        123              25        --        294
------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                               45.88 %    14.32           16.83        --      22.16
  Average loans, net                                $  6,915     31,919           4,924        --     43,758
  Average deposits                                     5,012      5,414           5,502        --     15,928
  Average attributed stockholders'
    equity (b)                                      $  1,287      3,478             613        --      5,378
============================================================================================================

                                           Retail
                                      Brokerage &     Wealth
                                        Insurance    & Trust    Mutual              CAP
(In millions)                            Services   Services     Funds          Account     Other      Total
------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                 $        17         57         1               45        --        120
  Provision for loan losses                    --          1        --               --        --          1
  Fee and other income                        222        167       107               26       (22)       500
  Noninterest expense                         198        137        59               31        --        425
  Income tax expense                           16         33        19               15        (8)        75
------------------------------------------------------------------------------------------------------------
  Net income                          $        25         53        30               25       (14)       119
------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    32.38 %    50.83     53.31            69.56        --      48.05
  Average loans, net                  $        --      3,722        --               --        --      3,722
  Average deposits                             --      5,806        --           14,161        --     19,967
  Average attributed stockholders'
    equity (b)                        $       313        426       151              143       (28)     1,005
============================================================================================================

                                                                   Home
                                                               Equity &
                                                       First        The                     Retail
                                                       Union      Money           Credit    Branch
(In millions)                                       Mortgage      Store            Cards  Products     Total
------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                               $     24        117              60       601        802
  Provision for loan losses                               --         10              46        23         79
  Fee and other income                                   116         86              57       204        463
  Noninterest expense                                     78        160              62       579        879
  Income tax expense                                      24         13               3        78        118
------------------------------------------------------------------------------------------------------------
  Net income                                        $     38         20               6       125        189
------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                               83.99 %     5.91            5.54     27.33      19.90
  Average loans, net                                $    488     11,325           2,598    16,177     30,588
  Average deposits                                     1,340          2              10    71,908     73,260
  Average attributed stockholders'
    equity (b)                                      $    183      1,341             469     1,857      3,850
============================================================================================================


                                                                     (Continued)
                                        7

BUSINESS SEGMENTS (a)

------------------------------------------------------------------------------------------------------------------------
                                                                                       Three Months Ended March 31, 1999
                                            ----------------------------------------------------------------------------
                                                                 Small                     Real   Cash Mgt.&
                                                              Business                   Estate      Deposit
(In millions)                                                  Banking     Lending      Banking     Services       Total
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                         $     20          59           46          219         344
  Provision for loan losses                                          1           6            6           --          13
  Fee and other income                                              --           --          --          132         132
  Noninterest expense                                               10          52           19          190         271
  Income tax expense                                                 3          (7)           8           62          66
------------------------------------------------------------------------------------------------------------------------
  Net income                                                  $      6           8           13           99         126
------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         14.91 %      3.56        11.15        59.12       23.25
  Average loans, net                                          $  2,696      14,609        8,387           --      25,692
  Average deposits                                                  --          --           --       23,538      23,538
  Average attributed stockholders'
    equity (b)                                                $    168         877          478          681       2,204
========================================================================================================================

                                                                 First
                                      Capital     Capital        Union                             Treasury/
(In millions)                         Markets        Mgt.   Securities    Consumer   Commercial      Nonbank       Total
------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (c)
Income statement data
  Net interest income                 $   380         120          500         802          344          134       1,780
  Provision for loan losses                55           1           56          79           13           16         164
  Fee and other income                    483         500          983         463          132          372       1,950
  Noninterest expense                     375         425          800         879          271          559       2,509
  Income tax expense                      139          75          214         118           66          (47)        351
------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                 294         119          413         189          126          (22)        706
  After-tax merger-related and
    restructuring charges                  --          --           --          --           --          259         259
------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges             $   294         119          413         189          126          237         965
------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                22.16 %     48.05        26.24       19.90        23.25        26.67       24.32
  Average loans, net                  $43,758       3,722       47,480      30,588       25,692       25,709     129,469
  Average deposits                     15,928      19,967       35,895      73,260       23,538        3,569     136,262
  Average attributed stockholders'
    equity (b)                        $ 5,378       1,005        6,383       3,850        2,204        3,604      16,041
========================================================================================================================

                                                                    (Continued)
                                        8

BUSINESS SEGMENTS (a)



-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Three Months Ended December 31, 1998
                                   ------------------------------------------------------------------------------------------

                                                            Investment      Corporate
(In millions)                                                  Banking        Banking      International    Other       Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $          81            261                 57      --          399
  Provision for loan losses                                         (5)            34                 10      --           39
  Fee and other income                                             262             64                 47     (21)         352
  Noninterest expense                                              216            114                 50      --          380
  Income tax expense                                                44             66                 17     (21)         106
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $          88            111                 27      --          226
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         25.78 %        13.04              16.63      --        16.70
  Average loans, net                                     $       6,801         31,126              5,180      --       43,107
  Average deposits                                               5,095          5,529              5,913      --       16,537
  Average attributed stockholders'
    equity (b)                                           $       1,360          3,371                644      --        5,375
=============================================================================================================================

                                                    Retail
                                               Brokerage &        Wealth
                                                 Insurance       & Trust       Mutual             CAP
(In millions)                                     Services      Services        Funds         Account       Other       Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                        $           8            54            1              43         --          106
  Provision for loan losses                             --             1           --              --         --            1
  Fee and other income                                 201           163          108              23        (21)         474
  Noninterest expense                                  185           128           54              30         --          397
  Income tax expense                                     9            34           21              14         (8)          70
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                 $          15            54           34              22        (13)         112
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             21.49 %       52.07        67.71           70.79         --        47.87
  Average loans, net                         $          --         3,808           --              --         --        3,808
  Average deposits                                      --         5,377           --          13,123         --       18,500
  Average attributed stockholders'
    equity (b)                               $         270           417          152             126        (26)         939
=============================================================================================================================

                                                                                  Home
                                                                              Equity &
                                                                   First           The                      Retail
                                                                   Union         Money       Credit         Branch
(In millions)                                                   Mortgage         Store        Cards       Products      Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                    $          27            118            57            630        832
  Provision for loan losses                                         --              3            59             23         85
  Fee and other income                                             123             28            77            259        487
  Noninterest expense                                               82            184            69            620        955
  Income tax expense                                                26            (16)            2             94        106
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $          42            (25)            4            152        173
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         88.72 %        (7.91)         2.91          30.91      17.56
  Average loans, net                                     $         420          8,092         2,636         16,015     27,163
  Average deposits                                               1,407             65             9         73,332     74,813
  Average attributed stockholders'
    equity (b)                                           $         185          1,269           464          1,945      3,863
=============================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Three Months Ended December 31, 1998
                                   ------------------------------------------------------------------------------------------

                                                                 Small                         Real  Cash Mgt. &
                                                              Business                       Estate      Deposit
(In millions)                                                  Banking        Lending       Banking     Services        Total
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $          22             69            49          217          357
  Provision for loan losses                                          1             13             6           --           20
  Fee and other income                                              --             --            --          127          127
  Noninterest expense                                               11             54            18          197          280
  Income tax expense                                                 4             (5)            9           56           64
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $           6              7            16           91          120
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         13.90 %         3.35         11.61        54.67        21.32
  Average loans, net                                     $       2,658         15,080         8,651           --       26,389
  Average deposits                                                  --             --            --       24,628       24,628
  Average attributed stockholders'
    equity (b)                                           $         166            877           517          660        2,220
=============================================================================================================================



                                     Capital     Capital    First Union                                Treasury/
(In millions)                        Markets        Mgt.     Securities      Consumer    Commercial      Nonbank        Total
-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (c)
Income statement data
  Net interest income                $   399         106           505            832           357          104        1,798
  Provision for loan losses               39           1            40             85            20           22          167
  Fee and other income                   352         474           826            487           127          302        1,742
  Noninterest expense                    380         397           777            955           280          475        2,487
  Income tax expense                     106          70           176            106            64         (317)          29
-----------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                226         112           338            173           120          226          857
  After-tax merger-related and
    restructuring charges                 --          --            --             --            --          136          136
-----------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges            $   226         112           338            173           120          362          993
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity               16.70 %     47.87         21.24          17.56         21.32        32.52        22.49
  Average loans, net                 $43,107       3,808        46,915         27,163        26,389       32,526      132,993
  Average deposits                    16,537      18,500        35,037         74,813        24,628        2,982      137,460
  Average attributed stockholders'
    equity (b)                       $ 5,375         939         6,314          3,863         2,220        4,416       16,813
=============================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                        Three Months Ended September 30, 1998
                 ------------------------------------------------------------------------------------------------------------

                                                            Investment      Corporate
(In millions)                                                  Banking        Banking  International       Other        Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $          46            264            51           --          361
  Provision for loan losses                                         (1)            68            --           --           67
  Fee and other income                                              38             81            60          (21)         158
  Noninterest expense                                              145            103            43           --          291
  Income tax expense                                               (36)            65            26          (21)          34
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $         (24)           109            42           --          127
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         (8.24) %       13.03         31.58           --         9.97
  Average loans, net                                     $       5,670         30,426         4,910           --       41,006
  Average deposits                                               5,146          5,323         4,796           --       15,265
  Average attributed stockholders'
    equity (b)                                           $       1,183          3,317           528           --        5,028
=============================================================================================================================


                                                  Retail
                                             Brokerage &        Wealth
                                               Insurance       & Trust         Mutual           CAP
(In millions)                                   Services      Services          Funds       Account        Other        Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                        $         8            54              1            38           --          101
  Provision for loan losses                           --             1             --            --           --            1
  Fee and other income                               195           155            105            19          (21)         453
  Noninterest expense                                184           119             53            28           --          384
  Income tax expense                                   8            34             20            11           (8)          65
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                 $        11            55             33            18          (13)         104
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                           18.11 %       54.59          65.19         67.63           --        46.59
  Average loans, net                         $        --         3,824             --            --           --        3,824
  Average deposits                                    --         5,134             --        11,534           --       16,668
  Average attributed stockholders'
    equity (b)                               $       268           403            147           104          (27)         895
=============================================================================================================================

                                                                                 Home
                                                                             Equity &
                                                                 First            The                     Retail
                                                                 Union          Money        Credit       Branch
(In millions)                                                 Mortgage          Store         Cards     Products        Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                    $          25            111            95          657          888
  Provision for loan losses                                         --              3            42           35           80
  Fee and other income                                              67            179           147          223          616
  Noninterest expense                                               83            183            75          485          826
  Income tax expense                                                 3             40            47          138          228
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $           6             64            78          222          370
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         14.64 %        18.31         64.21        44.89        36.82
  Average loans, net                                     $         417          7,887         3,648       15,966       27,918
  Average deposits                                               1,413            159            11       75,948       77,531
  Average attributed stockholders'
    equity (b)                                           $         143          1,387           473        1,968        3,971
=============================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)


------------------------------------------------------------------------------------------------------------------------------
                                                                                         Three Months Ended September 30, 1998
                                   -------------------------------------------------------------------------------------------

                                                                 Small                         Real  Cash Mgt. &
                                                              Business                       Estate      Deposit
(In millions)                                                  Banking        Lending       Banking     Services        Total
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $          22             80            53          207          362
  Provision for loan losses                                          1             12             6           --           19
  Fee and other income                                              --             --            --          127          127
  Noninterest expense                                                9             49            13          183          254
  Income tax expense                                                 4              2            13           58           77
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $           8             17            21           93          139
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         17.98 %         8.22         14.96        58.01        25.26
  Average loans, net                                     $       2,648         15,530         9,048           --       27,226
  Average deposits                                                  --             --            --       23,692       23,692
  Average attributed stockholders'
    equity (b)                                           $         158            820           554          636        2,168
=============================================================================================================================


                                     Capital     Capital    First Union                                Treasury/
(In millions)                        Markets        Mgt.     Securities      Consumer    Commercial      Nonbank        Total
-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (c)
Income statement data
  Net interest income                $   361         101           462            888           362          131        1,843
  Provision for loan losses               67           1            68             80            19           72          239
  Fee and other income                   158         453           611            616           127          459        1,813
  Noninterest expense                    291         384           675            826           254          167        1,922
  Income tax expense                      34          65            99            228            77           96          500
-----------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                127         104           231            370           139          255          995
  After-tax merger-related and
    restructuring charges                 --          --            --             --            --           16           16
-----------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges            $   127         104           231            370           139          271        1,011
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                9.97 %     46.59         15.47          36.82         25.26        24.54        23.42
  Average loans, net                 $41,006       3,824        44,830         27,918        27,226       33,712      133,686
  Average deposits                    15,265      16,668        31,933         77,531        23,692        3,058      136,214
  Average attributed stockholders'
    equity (b)                       $ 5,028         895         5,923          3,971         2,168        4,382       16,444
=============================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Three Months Ended June 30, 1998
                                   ------------------------------------------------------------------------------------------

                                                            Investment      Corporate
(In millions)                                                  Banking        Banking  International       Other        Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $          38            271            37           --          346
  Provision for loan losses                                          6             26             1           --           33
  Fee and other income                                             297             57            47          (21)         380
  Noninterest expense                                              192            104            54           --          350
  Income tax expense                                                47             75            11          (21)         112
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $          90            123            18           --          231
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         33.84 %        15.92         13.55           --        19.73
  Average loans, net                                     $       5,191         29,562         5,088           --       39,841
  Average deposits                                               4,021          5,117         4,484           --       13,622
  Average attributed stockholders'
    equity (b)                                           $       1,067          3,094           530           --        4,691
=============================================================================================================================


                                                  Retail
                                             Brokerage &        Wealth
                                               Insurance       & Trust         Mutual           CAP
(In millions)                                   Services      Services          Funds       Account        Other        Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                        $        10            53              1            39           --          103
  Provision for loan losses                           --             2             --            --           --            2
  Fee and other income                               194           157            102            18          (23)         448
  Noninterest expense                                170           130             56            26           --          382
  Income tax expense                                  13            30             18            12           (9)          64
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                 $        21            48             29            19          (14)         103
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                           31.83 %       48.93          52.85         72.36           --        47.07
  Average loans, net                         $         1         3,608             --            --           --        3,609
  Average deposits                                    --         4,787             --        11,150           --       15,937
  Average attributed stockholders'
    equity (b)                               $       267           399            145           105          (29)         887
=============================================================================================================================


                                                                                 Home
                                                                             Equity &
                                                                 First            The                     Retail
                                                                 Union          Money        Credit       Branch
(In millions)                                                 Mortgage          Store         Cards     Products        Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                    $          24             41            84          672          821
  Provision for loan losses                                         --              3            57           19           79
  Fee and other income                                              99             11            57          239          406
  Noninterest expense                                               77             26            61          574          738
  Income tax expense                                                17              9             9          122          157
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $          29             14            14          196          253
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         65.14 %        21.90         12.22        39.01        34.72
  Average loans, net                                     $         531          6,062         3,676       16,177       26,446
  Average deposits                                               1,428            105            13       77,895       79,441
  Average attributed stockholders'
    equity (b)                                           $         173            264           468        2,019        2,924
=============================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Three Months Ended June 30, 1998
                                   ------------------------------------------------------------------------------------------

                                                                 Small                         Real  Cash Mgt. &
                                                              Business                       Estate      Deposit
(In millions)                                                  Banking        Lending       Banking     Services        Total
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $          21             77            50          196          344
  Provision for loan losses                                          1              9             5           --           15
  Fee and other income                                              --             --            --          133          133
  Noninterest expense                                               10             52            14          192          268
  Income tax expense                                                 4              3            12           52           71
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $           6             13            19           85          123
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         16.63 %         6.30         14.36        56.25        23.85
  Average loans, net                                     $       2,571         15,483         8,850           --       26,904
  Average deposits                                                  --             --            --       22,028       22,028
  Average attributed stockholders'
    equity (b)                                           $         155            753           535          599        2,042
=============================================================================================================================

                                     Capital     Capital    First Union                                Treasury/
(In millions)                        Markets        Mgt.     Securities      Consumer    Commercial      Nonbank        Total
-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (c)
Income statement data
  Net interest income                $   346         103            449           821           344          191        1,805
  Provision for loan losses               33           2             35            79            15           21          150
  Fee and other income                   380         448            828           406           133          164        1,531
  Noninterest expense                    350         382            732           738           268        1,071        2,809
  Income tax expense                     112          64            176           157            71         (276)         128
-----------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                231         103            334           253           123         (461)         249
  After-tax merger-related and
    restructuring charges                 --          --             --            --            --          634          634
-----------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges            $   231         103            334           253           123          173          883
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity               19.73 %     47.07          24.02         34.72         23.85        17.00        23.89
  Average loans, net                 $39,841       3,609         43,450        26,446        26,904       34,236      131,036
  Average deposits                    13,622      15,937         29,559        79,441        22,028        6,013      137,041
  Average attributed stockholders'
    equity (b)                       $ 4,691         887          5,578         2,924         2,042        4,081       14,625
=============================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Three Months Ended March 31, 1998
                                   ------------------------------------------------------------------------------------------

                                                            Investment      Corporate
(In millions)                                                  Banking        Banking  International       Other        Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $          46            270            26           --          342
  Provision for loan losses                                          1             16             1           --           18
  Fee and other income                                             176             41            59          (20)         256
  Noninterest expense                                              136            115            46           --          297
  Income tax expense                                                26             68            15          (20)          89
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $          59            112            23           --          194
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         19.43 %        14.36         22.12           --        16.37
  Average loans, net                                     $       4,539         29,736         4,168           --       38,443
  Average deposits                                               3,163          4,717         3,560           --       11,440
  Average attributed stockholders'
    equity (b)                                           $       1,231          3,150           443           --        4,824
=============================================================================================================================

                                                  Retail
                                             Brokerage &        Wealth
                                               Insurance       & Trust         Mutual           CAP
(In millions)                                   Services      Services          Funds       Account        Other        Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                        $        12            51             --            35           --           98
  Provision for loan losses                           --             1             --            --           --            1
  Fee and other income                               188           150             96            17          (20)         431
  Noninterest expense                                169           130             54            25           --          378
  Income tax expense                                  12            27             16            10           (8)          57
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                 $        19            43             26            17          (12)          93
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                           29.70 %       44.60          48.56         71.14           --        43.51
  Average loans, net                         $        --         3,502             --            --           --        3,502
  Average deposits                                    --         4,872             --        10,879           --       15,751
  Average attributed stockholders'
    equity (b)                               $       264           393            135            97          (26)         863
=============================================================================================================================

                                                                 First                                    Retail
                                                                 Union           Home        Credit       Branch
(In millions)                                                 Mortgage         Equity         Cards     Products        Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                    $          19             39            94          640          792
  Provision for loan losses                                          1              2            53           25           81
  Fee and other income                                              51             10            57          255          373
  Noninterest expense                                               73             28            62          560          723
  Income tax expense                                                (1)             7            14          118          138
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $          (3)            12            22          192          223
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         (7.16) %       22.49         19.48        37.91        31.78
  Average loans, net                                     $         531          5,057         3,884       16,858       26,330
  Average deposits                                               1,109             --            15       77,719       78,843
  Average attributed stockholders'
    equity (b)                                           $         125            210           464        2,045        2,844
=============================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Three Months Ended March 31, 1998
                                  -------------------------------------------------------------------------------------------

                                                                 Small                         Real  Cash Mgt. &
                                                              Business                       Estate      Deposit
(In millions)                                                  Banking        Lending       Banking     Services        Total
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $          20             66            54          196          336
  Provision for loan losses                                          1              7             2           --           10
  Fee and other income                                              --             --            --          145          145
  Noninterest expense                                                9             55            15          191          270
  Income tax expense                                                 4             --            14           57           75
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $           6              4            23           93          126
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         17.16 %         2.98         15.92        60.42        25.54
  Average loans, net                                     $       2,532         13,302         9,530           --       25,364
  Average deposits                                                  --             --            --       22,191       22,191
  Average attributed stockholders'
    equity (b)                                           $         151            657           578          621        2,007
=============================================================================================================================

                                     Capital     Capital   First Union                                 Treasury/
(In millions)                        Markets        Mgt.    Securities       Consumer    Commercial      Nonbank        Total
-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (c)
Income statement data
  Net interest income                $   342          98           440            792           336          263        1,831
  Provision for loan losses               18           1            19             81            10           25          135
  Fee and other income                   256         431           687            373           145          144        1,349
  Noninterest expense                    297         378           675            723           270          170        1,838
  Income tax expense                      89          57           146            138            75           58          417
-----------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                194          93           287            223           126          154          790
  After-tax merger-related and
    restructuring charges                 --          --            --             --            --           19           19
-----------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges            $   194          93           287            223           126          173          809
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity               16.37 %     43.51         20.47          31.78         25.54        13.83        21.01
  Average loans, net                 $38,443       3,502        41,945         26,330        25,364       36,840      130,479
  Average deposits                    11,440      15,751        27,191         78,843        22,191        6,349      134,574
  Average attributed stockholders'
    equity (b)                       $ 4,824         863         5,687          2,844         2,007        5,074       15,612
=============================================================================================================================


(a) Business Segment information reflects the April 1998 pooling of interests merger with CoreStates. The information also reflects the 1998 divestiture of $3.4 billion of deposits, $2.2 billion of which related to the CoreStates merger. Information related to the purchase accounting acquisitions of The Money Store and EVEREN on June 30, 1998, and October 1, 1999, respectively, is included from the date the acquisitions occurred. See the "Business Segments" discussion in Management's Analysis of Operations for further information about the methodology and assumptions used in presenting this information.
(b) Average attributed stockholders' equity excludes merger-related and restructuring charges. The return on average attributed stockholders' equity for the Capital Management Mutual Funds unit is net of the amount included in Other.
(c) In the consolidated data, First Union Securities represents the total of Capital Markets and Capital Management.


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